Exhibit 99

Taubman Centers, Inc. 200 East Long Lake Road Suite 300 Bloomfield Hills, Michigan 48304-2324	T 248.258.6800 www.taubman.com

CONTACT:

Barbara Baker
Taubman, Vice President, Investor Relations
248-258-7367
bbaker@taubman.com

FOR IMMEDIATE RELEASE

TAUBMAN CENTERS ANNOUNCES SECOND QUARTER RESULTS
•	Mall Tenant Sales per Square Foot Up 12.1 Percent
•	Arizona Mills, Partridge Creek Financings Complete
•	Company Increases Guidance on Improved Operations

BLOOMFIELD HILLS, Mich., July 27, 2010 -- Taubman Centers, Inc. (NYSE:  TCO) today announced its financial results for the second quarter of 2010.

Net income allocable to common shareholders per diluted share (EPS) was $0.14 for the quarter ended June 30, 2010 versus $0.17 for the quarter ended June 30, 2009.  EPS for the six months ended June 30, 2010 was $0.25 versus $0.38 for the first six months of 2009.

Taubman Centers’ Funds from Operations (FFO) per diluted share was $0.61 for the quarter ended June 30, 2010 versus $0.65 for the quarter ended June 30, 2009.
For the six months ended June 30, 2010, Taubman Centers’ FFO per diluted share was $1.21 versus $1.35 for the first six months of 2009.

“We’re pleased with the results for the quarter, which we believe bodes well for the full year,” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers.  “Our net operating income excluding lease cancellation revenue was nearly even with last year and our bankruptcies remained very low for the quarter.  Although we remain cautious, we are seeing signs of the economic recovery.”

Sales Continue to Surge; Occupancy and Rents as Expected
Tenant sales per square foot were very strong in the quarter, up 12.1 percent, bringing the year to date increase to 11.4 percent and the company’s 12-month trailing sales per square foot to $523.  “Led by our centers in Michigan and Florida, more than half our centers had sales per square foot increases in the double digits for the quarter,” said Mr. Taubman. “It’s clear the consumer is spending in our centers.”

Leased space for Taubman’s portfolio was 90.8 percent on June 30, 2010 versus 91.3 percent on June 30, 2009.  Average rent per square foot for the second quarter of 2010 was $43.20 versus $43.40 in the second quarter of 2009.    For the six months ended June 30, 2010, average rent per square foot was $43.20 versus $44.30 in the six months ended June 30, 2009.

“These statistics are on track with our expectations,” said Mr. Taubman.  “We continue to project that occupancy will end the year even with 2009 and that full year 2010 opening rents will improve over 2009 levels.”

Financings Completed for Arizona Mills and Partridge Creek
The refinancing of Arizona Mills (Phoenix, Ariz.), a 50 percent owned property, was completed in early July.  The new 10-year $175 million non-recourse loan bears interest at an all-in rate of 5.83 percent, with amortizing principal based on 30 years.  Proceeds from the refinancing were used to pay off the existing $131.0 million 7.90 percent loan, with excess amounts distributed to the partners.

As previously announced, The Mall at Partridge Creek (Clinton Township, Mich.) was financed in late June.  The new 10-year $82.5 million non-recourse loan bears interest at an all-in rate of 6.25 percent, with amortizing principal based on 30 years.  Previously the property was encumbered by a $73.8 million floating rate construction loan.

“Conditions in the capital markets have improved markedly over the past several months, particularly for good sponsors and good assets,” said Lisa A. Payne, vice chairman and chief financial officer of Taubman Centers.  “We were pleased with the amount of proceeds and interest rates on these two new loans.  We are now focused on our final 2010 maturity, a $128 million loan on MacArthur Center (Norfolk, Va.), which we expect to refinance in the third quarter.”

Guidance Increasing; Ranges Narrowed
The company is increasing the lower end of its guidance range for 2010 FFO per diluted share from the previously announced $2.55 to $2.75 to $2.65 to $2.75.  This reflects improved performance of core operations, partially offset by the negative effect of continued ownership of The Pier at Caesars (Atlantic City, NJ), now estimated to impact results through the third quarter. The company also is adjusting its guidance for 2010 EPS from a range of $0.64 to $0.89 to a range of $0.72 to $0.88.

Supplemental Investor Information Available
The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investor Relations.”  This includes the following:
•	Income Statement
•	Earnings Reconciliations
•	Changes in Funds from Operations and Earnings Per Share
•	Components of Other Income, Other Operating Expense and Nonoperating Income
•	Recoveries Ratio Analysis
•	Balance Sheets
•	Debt Summary
•	Other Debt, Equity and Certain Balance Sheet Information
•	Construction
•	Capital Spending
•	Operational Statistics
•	Owned Centers
•	Major Tenants in Owned Portfolio
•	Anchors in Owned Portfolio

Investor Conference Call
The company will host a conference call at 9:00 a.m. (EDT) on July 28 to discuss these results, business conditions, growth prospects and the company’s outlook for the remainder of 2010. The conference call will be simulcast at www.taubman.com under “Investor Relations” as well as www.earnings.com and www.streetevents.com.  An online replay will follow shortly after the call and continue for 90 days.

Taubman Centers is a real estate investment trust engaged in the development, leasing and management of regional and super regional shopping centers. Taubman's 26 U.S. owned, leased and/or managed properties, the most productive in the industry, serve major markets from coast to coast. Taubman Centers is headquartered in Bloomfield Hills, Michigan and its Taubman Asia subsidiary is headquartered in Hong Kong. Founded in 1950, Taubman celebrates its 60th anniversary in 2010.  For more information about Taubman, visit www.taubman.com.

For ease of use, references in this press release to “Taubman Centers”, “company” or “Taubman” mean Taubman Centers, Inc. or one or more of a number of separate, affiliated entities.  Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself.

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to the continuing impacts of the U.S. recession and global credit environment, other changes in general economic and real estate conditions, changes in the interest rate environment and the availability of financing, and adverse changes in the retail industry. Other risks and uncertainties are discussed in the company's filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K.

#       #       #

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended June 30, 2010 and 2009
(in thousands of dollars, except as indicated)

	Three Months Ended		Six Months Ended
	2010	2009	2010	2009

Net income	18,484	20,866	35,297	45,392
Noncontrolling share of income of consolidated joint ventures	(1,968)	(2,033)	(3,981)	(3,726)
Noncontrolling share of income of TRG	(4,428)	(5,290)	(8,310)	(11,876)
TRG series F preferred distributions	(615)	(615)	(1,230)	(1,230)
Preferred stock dividends	(3,659)	(3,659)	(7,317)	(7,317)
Distributions to participating securities of TRG	(361)	(361)	(723)	(836)
Net income attributable to Taubman Centers, Inc. common shareowners	7,453	8,908	13,736	20,407
Net income per common share - basic & diluted	0.14	0.17	0.25	0.38
Beneficial interest in EBITDA - Consolidated Businesses (1)	73,170	75,087	145,197	152,776
Beneficial interest in EBITDA - Unconsolidated Joint Ventures (1)	23,076	22,536	46,491	46,484
Funds from Operations (1)	50,143	52,390	99,874	108,960
Funds from Operations attributable to TCO (1)	33,816	34,968	67,303	72,726
Funds from Operations per common share - basic (1)	0.62	0.66	1.24	1.37
Funds from Operations per common share - diluted (1)	0.61	0.65	1.21	1.35
Adjusted Funds from Operations (1)	50,143	52,559	99,874	111,590
Adjusted Funds from Operations attributable to TCO (1)	33,816	35,081	67,303	74,482
Adjusted Funds from Operations per common share - basic (1)	0.62	0.66	1.24	1.40
Adjusted Funds from Operations per common share - diluted (1)	0.61	0.65	1.21	1.38
Weighted average number of common shares outstanding - basic	54,550,964	53,120,769	54,454,579	53,093,988
Weighted average number of common shares outstanding - diluted	55,611,887	53,666,868	55,490,935	53,466,563
Common shares outstanding at end of period	54,679,545	53,120,769
Weighted average units - Operating Partnership - basic	80,888,325	79,558,454	80,806,530	79,532,928
Weighted average units - Operating Partnership - diluted	82,820,510	80,975,814	82,714,146	80,776,764
Units outstanding at end of period - Operating Partnership	80,931,121	79,558,454
Ownership percentage of the Operating Partnership at end of period	67.6%	66.8%
Number of owned shopping centers at end of period	23	23	23	23

Operating Statistics (2):
Mall tenant sales (3)	1,062,263	968,964	2,067,444	1,890,122
Ending occupancy	87.9%	88.8%	87.9%	88.8%
Average occupancy	88.0%	88.9%	88.2%	88.9%
Leased space at end of period	90.8%	91.3%	90.8%	91.3%
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (3)	15.0%	16.8%	15.4%	17.6%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (3)	14.1%	15.7%	14.3%	15.9%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (3)	14.7%	16.4%	15.0%	17.1%
Rent per square foot - Consolidated Businesses	42.96	43.04	42.96	44.18
Rent per square foot - Unconsolidated Joint Ventures	43.64	44.24	43.72	44.56
Rent per square foot - Combined	43.20	43.40	43.20	44.30

(1)
Beneficial Interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial Interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI), as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straightline adjustments of minimum rent) less maintenance, taxes, utilities, ground rent, and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected NOI growth and lease cancellation income.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains  from extraordinary items and sales of properties, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs.

The Company primarily uses FFO in measuring performance and in formulating corporate goals and compensation. The Company may also present adjusted versions of NOI, Beneficial Interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. For the three and six months ended June 30, 2009, FFO was adjusted for a restructuring charge.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use common definitions. None of these non-GAAP measures should be considered alternatives to net income as an indicator of the Company's operating performance, and they do not represent cash flows from operating, investing, or financing activities as defined by GAAP.

(2)	Statistics exclude The Pier Shops.

(3)	Based on reports of sales furnished by mall tenants.

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended June 30, 2010 and 2009
(in thousands of dollars)

	2010		2009
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)

REVENUES:
Minimum rents	84,081	38,092	84,016	38,553
Percentage rents	1,061	477	561	95
Expense recoveries	56,334	23,477	58,525	23,819
Management, leasing, and development services	4,007		3,189
Other	8,599	1,676	12,648	1,187
Total revenues	154,082	63,722	158,939	63,654

EXPENSES:
Maintenance, taxes, and utilities	44,535	16,516	46,946	16,296
Other operating	18,542	5,463	16,352	5,965
Restructuring charge			169
Management, leasing, and development services	2,185		1,930
General and administrative	7,036		6,847
Interest expense	37,923	15,916	36,473	16,120
Depreciation and amortization	35,918	9,104	36,058	9,911
Total expenses	146,139	46,999	144,775	48,292

Nonoperating income	1,150	(11)	198	3
Impairment loss on marketable securities			(1,666)
	9,093	16,712	12,696	15,365
Income tax expense	(114)		(198)
Equity in income of Unconsolidated Joint Ventures	9,505		8,368

Net income	18,484		20,866
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(1,968)		(2,033)
TRG series F preferred distributions	(615)		(615)
Noncontrolling share of income of TRG	(4,428)		(5,290)
Distributions to participating securities of TRG	(361)		(361)
Preferred stock dividends	(3,659)		(3,659)
Net income attributable to Taubman Centers, Inc. common shareowners	7,453		8,908

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	82,934	41,732	85,227	41,396
EBITDA - outside partners' share	(9,764)	(18,656)	(10,140)	(18,860)
Beneficial interest in EBITDA	73,170	23,076	75,087	22,536
Beneficial interest expense	(32,630)	(8,248)	(31,538)	(8,369)
Beneficial income tax expense	(114)		(198)
Non-real estate depreciation	(837)		(854)
Preferred dividends and distributions	(4,274)		(4,274)
Fund from Operations contribution	35,315	14,828	38,223	14,167

Net straightline adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	58	21	80	104

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For the Six Months Ended June 30, 2010 and 2009
(in thousands of dollars)

	2010		2009
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)

REVENUES:
Minimum rents	167,435	76,036	171,452	77,520
Percentage rents	3,135	1,469	2,721	1,203
Expense recoveries	109,255	45,816	115,283	47,645
Management, leasing, and development services	7,063		6,745
Other	18,683	3,741	20,428	3,376
Total revenues	305,571	127,062	316,629	129,744

EXPENSES:
Maintenance, taxes, and utilities	87,611	32,363	91,487	32,333
Other operating	36,347	10,071	31,317	12,353
Restructuring charge			2,630
Management, leasing, and development services	3,778		3,836
General and administrative	14,425		13,735
Interest expense	75,340	31,734	72,706	32,070
Depreciation and amortization	73,002	18,628	72,351	19,348
Total expenses	290,503	92,796	288,062	96,104

Nonoperating Income	1,299	1	433	57
Impairment loss on marketable securities			(1,666)
	16,367	34,267	27,334	33,697
Income tax expense	(310)		(468)
Equity in income of Unconsolidated Joint Ventures	19,240		18,526

Net income	35,297		45,392
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(3,981)		(3,726)
TRG series F preferred distributions	(1,230)		(1,230)
Noncontrolling share of income of TRG	(8,310)		(11,876)
Distributions to participating securities of TRG	(723)		(836)
Preferred stock dividends	(7,317)		(7,317)
Net income attributable to Taubman Centers, Inc. common shareowners	13,736		20,407

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	164,709	84,629	172,391	85,115
EBITDA - outside partners' share	(19,512)	(38,138)	(19,615)	(38,631)
Beneficial interest in EBITDA	145,197	46,491	152,776	46,484
Beneficial interest expense	(64,827)	(16,450)	(62,898)	(16,653)
Beneficial income tax expense	(310)		(468)
Non-real estate depreciation	(1,680)		(1,734)
Preferred dividends and distributions	(8,547)		(8,547)
Funds from Operations contribution	69,833	30,041	79,129	29,831

Net straightline adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	(178)	(120)	159	158

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Three Months Ended June 30, 2010 and 2009
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

		2010			2009
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners	7,453	55,611,887	0.14	8,908	53,666,868	0.17

Add depreciation of TCO's additional basis	1,719		0.03	1,720		0.03

Net income attributable to TCO common shareowners,
excluding step-up depreciation	9,172	55,611,887	0.16	10,628	53,666,868	0.20

Add:
Noncontrolling share of income of TRG	4,428	26,337,361		5,290	26,437,684
Distributions to participating securities	361	871,262		361	871,262

Net income attributable to partnership unit holders
and participating securities	13,961	82,820,510	0.17	16,279	80,975,814	0.20

Add (less) depreciation and amortization:
Consolidated businesses at 100%	35,918		0.43	36,058		0.45
Depreciation of TCO's additional basis	(1,719)		(0.02)	(1,720)		(0.02)
Noncontrolling partners in consolidated joint ventures	(2,503)		(0.03)	(3,172)		(0.04)
Share of Unconsolidated Joint Ventures	5,323		0.06	5,799		0.07
Non-real estate depreciation	(837)		(0.01)	(854)		(0.01)

Funds from Operations	50,143	82,820,510	0.61	52,390	80,975,814	0.65

TCO's average ownership percentage of TRG	67.4%			66.8%

Funds from Operations attributable to TCO	33,816		0.61	34,968		0.65

Funds from Operations	50,143	82,820,510	0.61	52,390	80,975,814	0.65

Restructuring charge				169		0.00

Adjusted Funds from Operations	50,143	82,820,510	0.61	52,559	80,975,814	0.65

TCO's average ownership percentage of TRG	67.4%			66.8%

Adjusted Funds from Operations attributable to TCO	33,816		0.61	35,081		0.65

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Six Months Ended June 30, 2010 and 2009
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

		2010			2009
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners	13,736	55,490,935	0.25	20,407	53,466,563	0.38

Add depreciation of TCO's additional basis	3,439		0.06	3,440		0.06

Net income attributable to TCO common shareowners,
excluding step-up depreciation	17,175	55,490,935	0.31	23,847	53,466,563	0.45

Add:
Noncontrolling share of income of TRG	8,310	26,351,949		11,876	26,438,939
Distributions to participating securities	723	871,262		836	871,262

Net income attributable to partnership unit holders
and participating securities	26,208	82,714,146	0.32	36,559	80,776,764	0.45

Add (less) depreciation and amortization:
Consolidated businesses at 100%	73,002		0.88	72,351		0.90
Depreciation of TCO's additional basis	(3,439)		(0.04)	(3,440)		(0.04)
Noncontrolling partners in consolidated joint ventures	(5,018)		(0.06)	(6,081)		(0.08)
Share of Unconsolidated Joint Ventures	10,801		0.13	11,305		0.14
Non-real estate depreciation	(1,680)		(0.02)	(1,734)		(0.02)

Funds from Operations	99,874	82,714,146	1.21	108,960	80,776,764	1.35

TCO's average ownership percentage of TRG	67.4%			66.8%

Funds from Operations attributable to TCO	67,303		1.21	72,726		1.35

Funds from Operations	99,874	82,714,146	1.21	108,960	80,776,764	1.35

Restructuring charge				2,630		0.03

Adjusted Funds from Operations	99,874	82,714,146	1.21	111,590	80,776,764	1.38

TCO's average ownership percentage of TRG	67.4%			66.8%

Adjusted Funds from Operations attributable to TCO	67,303		1.21	74,482		1.38

TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA
For the Periods Ended June 30, 2010 and 2009
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Six Months Ended
	2010	2009	2010	2009

Net income	18,484	20,866	35,297	45,392

Add (less) depreciation and amortization:
Consolidated businesses at 100%	35,918	36,058	73,002	72,351
Noncontrolling partners in consolidated joint ventures	(2,503)	(3,172)	(5,018)	(6,081)
Share of Unconsolidated Joint Ventures	5,323	5,799	10,801	11,305

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100%	37,923	36,473	75,340	72,706
Noncontrolling partners in consolidated joint ventures	(5,293)	(4,935)	(10,513)	(9,808)
Share of Unconsolidated Joint Ventures	8,248	8,369	16,450	16,653
Income tax expense	114	198	310	468

Less noncontrolling share of income of consolidated joint ventures	(1,968)	(2,033)	(3,981)	(3,726)

Beneficial Interest in EBITDA	96,246	97,623	191,688	199,260

TCO's average ownership percentage of TRG	67.4%	66.8%	67.4%	66.8%

Beneficial Interest in EBITDA attributable to TCO	64,908	65,212	129,140	133,004

TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income
For the Periods Ended June 30, 2010 and 2009
(in thousands of dollars)

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Net income	18,484	20,866	35,297	45,392

Add (less) depreciation and amortization:
Consolidated businesses at 100%	35,918	36,058	73,002	72,351
Noncontrolling partners in consolidated joint ventures	(2,503)	(3,172)	(5,018)	(6,081)
Share of Unconsolidated Joint Ventures	5,323	5,799	10,801	11,305

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100%	37,923	36,473	75,340	72,706
Noncontrolling partners in consolidated joint ventures	(5,293)	(4,935)	(10,513)	(9,808)
Share of Unconsolidated Joint Ventures	8,248	8,369	16,450	16,653
Income tax expense	114	198	310	468

Less noncontrolling share of income of consolidated joint ventures	(1,968)	(2,033)	(3,981)	(3,726)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	9,764	10,140	19,512	19,615
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	18,656	18,860	38,138	38,631

EBITDA at 100%	124,666	126,623	249,338	257,506

Add (less) items excluded from shopping center Net Operating Income:
General and administrative expenses	7,036	6,847	14,425	13,735
Management, leasing, and development services, net	(1,822)	(1,259)	(3,285)	(2,909)
Restructuring charge		169		2,630
Gain on sale of peripheral land	(1,040)		(1,040)
Interest income	(99)	(201)	(260)	(490)
Impairment loss on marketable securities		1,666		1,666
Straight-line of rents	(552)	(912)	(524)	(1,757)
The Pier Shops Net Operating Income	(1,121)	(1,459)	(2,274)	(2,266)
Non-center specific operating expenses and other	5,630	4,918	11,799	8,096

Net Operating Income at 100%	132,698	136,392	268,179	276,211

Net Operating Income - growth % (1)	-2.7%		-2.9%

(1)	Excluding all lease cancellation fees, growth in net operating income was -0.3% and -2.7% for the three and six months ended June 30, 2010.

TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of June 30, 2010 and December 31, 2009
(in thousands of dollars)

	As of
	June 30, 2010	December 31, 2009
Consolidated Balance Sheet of Taubman Centers, Inc. (1):

Assets:
Properties	3,495,599	3,496,853
Accumulated depreciation and amortization	(1,148,314)	(1,100,610)
	2,347,285	2,396,243
Investment in Unconsolidated Joint Ventures	89,007	89,804
Cash and cash equivalents	9,227	16,176
Accounts and notes receivable, net	39,383	44,503
Accounts receivable from related parties	1,702	1,558
Deferred charges and other assets	74,326	58,569
	2,560,930	2,606,853

Liabilities:
Notes payable	2,688,242	2,691,019
Accounts payable and accrued liabilities	224,057	230,276
Distributions in excess of investments in and net income of Unconsolidated Joint Ventures	159,090	160,305
	3,071,389	3,081,600

Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	26	26
Series G Cumulative Redeemable Preferred Stock
Series H Cumulative Redeemable Preferred Stock
Common Stock	547	543
Additional paid-in capital	585,668	579,983
Accumulated other comprehensive income (loss)	(21,654)	(24,443)
Dividends in excess of net income	(916,328)	(884,666)
	(351,741)	(328,557)
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(100,636)	(100,014)
Noncontrolling interests in partnership equity of TRG	(87,299)	(75,393)
Preferred Equity of TRG	29,217	29,217
	(158,718)	(146,190)
	(510,459)	(474,747)
	2,560,930	2,606,853

Combined Balance Sheet of Unconsolidated Joint Ventures (1):

Assets:
Properties	1,095,311	1,094,963
Accumulated depreciation and amortization	(410,494)	(396,518)
	684,817	698,445
Cash and cash equivalents	17,229	18,544
Accounts and notes receivable	19,488	26,982
Deferred charges and other assets	25,744	22,310
	747,278	766,281

Liabilities:
Notes payable	1,087,056	1,092,806
Accounts payable and other liabilities, net	36,858	50,615
	1,123,914	1,143,421

Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(198,959)	(200,169)
Accumulated deficiency in assets - Joint Venture Partners	(169,678)	(166,866)
Accumulated other comprehensive income (loss) - TRG	(4,275)	(5,397)
Accumulated other comprehensive income (loss) - Joint Venture Partners	(3,724)	(4,708)
	(376,636)	(377,140)
	747,278	766,281
(1)	Certain 2009 amounts have been reclassified to conform to 2010 classifications.

TAUBMAN CENTERS, INC.
Table 9 - Annual Outlook
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Range for Year Ended
	December 31, 2010

Funds from Operations per common share (1)	2.65	2.75

Real estate depreciation - TRG	(1.79)	(1.73)

Distributions on participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.12)	(0.12)

Net income attributable to common shareowners, per common share (EPS) (1)	0.72	0.88

(1)
Guidance on Funds from Operations and EPS includes The Pier Shops' operations through September 2010. The loan on the center is in default and accrues interest at 10.01%. The foreclosure process is not in the Company's control, but the Company anticipates that the foreclosure will be completed in the third quarter of 2010, at which time the ownership of The Pier Shops will be transferred in satisfaction of the obligation under the debt. The Company expects a non-cash incremental impact on FFO per share of slightly more than ($0.01) for each month the Company continues to own the center. Including the impact of depreciation and amortization, the impact on EPS is expected to be approximately ($0.015) per month. A non-cash accounting gain is expected to be recognized when the loan obligation is extinguished upon transfer of title of The Pier Shops. This gain has been excluded from EPS and FFO per share estimates.